                                                                    Exhibit 31.1

                                 CERTIFICATIONS*

I, Timothy S. Webster, certify that:

     1.   I have reviewed this quarterly report on Form 10-Q of American Italian
          Pasta Company;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of,  and for,  the  periods  presented  in this report;

     4.   The registrant's other certifying officer(s) and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:

          a.   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision to ensure that material  information  relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          b.   [Paragraph omitted in accordance with SEC transition instructions in SEC Release 34-47986]

          c.   Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

          d.   Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's  most recent  financial  quarter  (the  registrant's fourth fiscal  quarter in the case of an annual  report) that has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a.   All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

     b.   Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

Date: May 12, 2004                     /s/ Timothy S. Webster
                                       -----------------------------------------
                                       Timothy S. Webster
                                       President and Chief Executive Officer